Investor Presentation 2Q 2008 Exhibit 99.1

TEMPUR-PEDIC
welcome to bed
Changing the way the world sleeps!

Forward-Looking Statements
This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,”
“intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding improving manufacturing output capacity, increasing brand awareness, growth opportunities, new products, unit share opportunities, increasing slots per store, new consumer segments, consumer preferences and behavior, opportunities for SG&A leverage and cash flow generation, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.  Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions, particularly in the retail sector, and consumer confidence; the Company’s ability to reduce expenses to align with reduced sales levels; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the U.S. retail furniture channel, including the timing of opening or expanding within large retail accounts; the Company’s dependence on its significant customers; the
Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates, including the ability to utilize tax loss carry forwards; rising commodity costs; the
Company’s ability to protect and maintain its intellectual property; the Company’s ability to respond to regulatory requirements;
the Company’s ability to retain members of its senior management team; the effects of increased interest rates; the effects of labor relations on business operations and costs; the effects of increased product return rates or a reduction in warranty reserves; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the
Securities and Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors".  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

TEMPUR-PEDIC
welcome to bed

Changing the way the world sleeps!

Overview
Worldwide leader in Premium Sleep, estimated to be
50% of the ~$13 billion wholesale mattress market
Global sales under the “Tempur-Pedic®” and
“TEMPUR®” trademarks in >70 countries
Products provide greater overall comfort and better
quality sleep
Most profitable company in the industry
Highest customer satisfaction rates in the industry
Over 25,000 health care professionals recommend
the brand

Tempur-Pedic Swedish Sleep System
Pressure & Pain Management
– 94% of owners experience a reduction in painful pressure
points
Open Cell Technology
Body Conforming & Support
– 92% of owners sleep better and wake more refreshed
Safe and Healthy
Maintenance Free
Source: Independent survey commissioned by Tempur-Pedic

➢

| | | |
|---|---|---|
| | ✓ | ✓ |
| | ✓ | ✓ |
| | ✓ | ✓ |
| | ✓ | ✓ |
| | ✓ | ✓ |

TEMPUR-PEDIC
welcome to bed

*Changing the way the world sleeps!*

Seasoned Management Team
Executive team has ~130 years managing large international businesses
Name Position Prior Experience
Consumer
Products Inter'l
Tom Bryant President & CEO CEO, Stairmaster Sports & Medical Products
President, Dunlop Maxfli
Johnson & Johnson
Rick Anderson EVP and President, VP, Gillette
North America Gillette/P&G
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa
Matt Clift EVP, Global Operations VP/GM Lexmark International
Lexmark/IBM
Dale Williams EVP & CFO CFO, Honeywell Control Products
CFO, Saga Systems
CFO, GE Information Services
Prior Experience
(1)
(1) In February 2008, Mr. Bryant announced his plan to retire effective mid-year 2008.

TEMPUR-PEDIC
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Changing the way the world sleeps!

6 Global Presence International Subsidiary International Third Party Domestic Subsidiary Domestic Third Party

Global Sales
Healthcare
2%
Direct
10%
Retail
86%
Third Party
2%
Mattress
74%
Pillow
9%
Other
17%
1. Data represents results of full year 2007.
Domestic represents ~66% of total sales while International represents ~34%
Products sold through four distinct channels in three product categories
US & European-based R&D centers focused on unique, regional preferences
Brand building via advertising campaign to drive market share gains
Domestic Sales International Sales
Direct
3%
Healthcare
9%
Third Party
11%
Retail
77%
Mattress
61%
Pillow
19%
Other
20%

8 Vertically Integrated

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Denmark
(500K sq ft)
Duffield, VA
(500K sq ft)
Albuquerque, NM
(800K sq ft)
Manufacturing Facilities
Global, vertically integrated manufacturer
State of the art, highly automated, ISO-
certified plants
> $200 million invested
Goal: Improve output capacity every year
without significant new capital investment
1. Albuquerque facility is in the process of ISO certification.

10 Building Brand Equity

TEMPUR-PEDIC
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Changing the way the world sleeps!®

11 “Welcome To Bed” Marketing Campaign

TEMPUR-PEDIC
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Changing the way the world sleeps!

Increasing Brand Awareness
86%
89%
78%
73%
60%
44%
26%
20%
30%
40%
50%
60%
70%
80%
90%
2002 2003 2004 2005 2006 2007 2008
Awareness %
1. Total Brand Awareness for mattresses based on study commissioned by Tempur-Pedic and completed in the first quarter of each year.
2. Advertising and trade expenses FY 2002 through 1Q08. For a discussion of the Company’s performance, please refer to the Company’s press release for 1Q08 results and the Company’s prior 10K and 10Q filings.
Global Marketing Investment
>$575 million
(since 2002)

Source: Independent survey commissioned by Tempur-Pedic.
~95% Tempur-Pedic® consumers recommend the product
~65% of consumers recommended Tempur-Pedic up to 5 times
42% of consumers report someone purchased a Tempur-Pedic mattress as a result of their recommendation
Consumer Passion
95%
65%
18%
17%
42%
0%
20%
40%
60%
80%
100%
Recommend
Tempur-Pedic
1-5 times 6-10 times 11+ times Purchase
resulted from
recommendation

→

TEMPUR-PEDIC
welcome to bed
Changing the way the world sleeps!

Significant Unit Share Opportunity
–
Only represent ~2.3% of U.S. mattress units (‘07 est.)
Slots Very Low Versus % of Retail Sales
–
Gaining “slots” with new models, key price points
Investing in Marketing and Expanding Brand Awareness
Targeting Key New Consumer Segments
–
BellaSonna “Traditionalist” consumers
Targeting 77 Million Baby-Boomers
Selectively Adding New Retail Accounts
Growth Opportunities

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Premium consumers are comparatively more likely to defer
mattress purchases during an economic downturn
Premium has reached >25% household penetration
Among consumers who expect to buy a mattress in the next
five years, ~46% plan to purchase premium
Premium Mattress Consumer Research
Source: Based on recent independent third party research of over 1,200 US consumers.
Based on third party research, we believe the following market factors will create favorable market conditions for the premium segment:

TEMPUR-PEDIC
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Changing the way the world sleeps!

Among consumers who are likely to buy a premium mattress in
the next five years:
–
~80% say they are most likely to purchase specialty
Specialty has reached >7% household penetration
Specialty currently represents 40% of premium installed base
–
Innerspring currently represents 60% of premium installed base
~60% of consumers who are likely to buy a premium mattress
in the next 5 years report they are most likely to buy visco
Specialty Mattress Consumer Research
Source: Based on recent independent third party research of over 1,200 US consumers.

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Changing the way the world sleeps!

$222
$298
$479
$685
$837
$945
$1,107
$247
$0
$200
$400
$600
$800
$1,000
$1,200
2001 2002 2003 2004 2005 2006 2007 1Q '08
Worldwide Net Sales
Revenue growth led by
mattresses
1Q’08 sales down 7% as U.S.
macroeconomic environment
deteriorates
($ in millions)
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 1Q08 results and the Company’s prior 10K and 10Q filings.

TEMPUR-PEDIC
welcome to bed

Changing the way the world sleeps!

Operating Income
Historically, operating leverage
offset most of the prior Gross
Margin erosion
Opportunities for SG&A leverage
over the long term
1Q’08 Operating margin declined
primarily related to:
– Gross margin decline driven by
channel shift, raw material inflation,
fixed cost de-leverage
– Operating expenses planned and
incurred assuming much higher sales
level (e.g. advertising de-leveraged  >
200 bps)
Have completed restructuring
($ in millions)
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 1Q08 results and the Company’s prior 10K and 10Q filings.
$30
$41
$97
$244
$29
$151
$191
$209
$0
$50
$100
$150
$200
$250
2001 2002 2003 2004 2005 2006 2007 1Q '08

TEMPUR-PEDIC
welcome to bed

Changing the way the world sleeps!

Capital Expenditures & Cash Flow
Completed major capital
investments
Free cash flow opportunities
Cash cycle opportunities
Revised production plans to align
with sales expectations
Anticipate inventory will be
source of cash in 2008
($ in millions)
Capital Expenditures
1. For a discussion of the Company’s performance, please refer to the Company’s press release for 1Q08 results and the Company’s prior 10K and 10Q filings.
$35
$11
$33
$38
$85
$16
$3
$37
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2001 2002 2003 2004 2005 2006 2007 1Q '08

welcome to bed™

*Changing the way the world sleeps!*®

Investment Highlights
#1 In The Fast Growing Viscoelastic Market
1
#1 In The Fast Growing Premium Mattress Market
1
#1 In The Premium Pillow Market
#1 In International Operations of U.S. Bedding Manufacturers
#1 In The Industry For Profitability
#1 In U.S. Consumer Referrals for Mattresses
#1 In Retail Sales And Profit Per Sq Ft
1. Based on net sales, including management’s estimates of sales by companies that do not publicly report sales of viscoelastic mattresses and pillows, premium mattress and premium pillows.
2. Based on total company-owned foreign operations by U.S. based bedding manufacturers, including management’s estimates for companies that do not publicly report such information.
3. Based on total net income for all publicly reporting US mattress manufacturers.
4. Based on independent survey(s) commissioned by Tempur-Pedic® and management estimates.
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4
2
3
2

Investor Presentation 2Q 2008